BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

(the “Fund”)

Supplement dated June 26, 2017 to the Summary Prospectus, the Prospectus and the Statement of Additional Information of the Fund, each dated September 28, 2016, as amended or supplemented to date

The special meeting of shareholders of the Fund, a series of BlackRock Series, Inc. (the “Corporation”), and the special meeting of interestholders of BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC, scheduled for June 23, 2017 (collectively, the “Meeting”) has been adjourned to August 23, 2017 as a result of there not being a quorum of Fund shareholders present in person or by proxy at the Meeting. The Meeting had been called to approve an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the in-kind liquidation of the Master Portfolio into the Fund, followed by the reorganization of the Fund with BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”), a series of BlackRock FundsSM (the “Reorganization”). If the Reorganization is approved by shareholders of the Fund and interestholders of the Master Portfolio, the Reorganization is expected to occur during the third quarter of 2017.

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Shareholders should retain this Supplement for future reference.

ALLPRSAI-SCGFII-0617